     As filed with the Securities and Exchange Commission on June 1, 2001

                                                      Registration No. 333-49184
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            ______________________
                                POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                      to
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                             ____________________

                               INTERWOVEN, INC.
            (Exact name of Registrant as specified in its charter)

                  Delaware                               77-0523543
      (State or other jurisdiction of                 (I.R.S. employer
      incorporation or organization)                 identification no.)
                             ____________________

                      1195 W. Fremont Avenue, Suite 2000
                          Sunnyvale, California 94087
                                (408) 774-2000
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                             ____________________

                                David M. Allen
               Senior Vice President and Chief Financial Officer
                               Interwoven, Inc.
                            1195 W. Fremont Avenue
                          Sunnyvale, California 94087
                                (408) 774-2000
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                             ____________________
                                  Copies to:

                             Horace L. Nash, Esq.
                            William L. Hughes, Esq.
                              Fenwick & West LLP
                             Two Palo Alto Square
                         Palo Alto, California  94306

                             ____________________

================================================================================

                      REMOVAL OF SHARES FROM REGISTRATION

     The offering contemplated by this Registration Statement has terminated. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant is removing from registration, by means of a post-effective amendment, any securities included in the Registration Statement and remaining unsold at the termination of the offering.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sunnyvale, State of California, on June 1, 2001.

                                   INTERWOVEN, INC.


                                   By: /s/ David M. Allen
                                      ----------------------------------------
                                       David M. Allen
                                       Senior Vice President and Chief Financial
                                       Officer

        Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                               Title                  Date
---------                               -----                  ----

Principal Executive Officer:

 /s/ Martin W. Brauns            President and              June 1, 2001
-------------------------------
Martin W. Brauns                 Chief Executive Officer

Principal Financial and
Principal Accounting Officer:

 /s/ David M. Allen              Senior Vice President and  June 1, 2001
-------------------------------
David M. Allen                   Chief Financial Officer

Additional Directors:
                                 Director
_______________________________
Ronald E.F. Codd

 *                               Director                   June 1, 2001
-------------------------------
Kathryn C. Gould

 *                               Chairman                   June 1, 2001
-------------------------------
Peng T. Ong

                                 Director
_______________________________
Mark C. Thompson

 *                               Director                   June 1, 2001
-------------------------------
Anthony Zingale


*By: /s/ David M. Allen                                     June 1, 2001
    -------------------------
     David M. Allen
     Attorney-In-Fact